S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Letter From the Chairman

Dear Shareholder,

We encourage you to read this semi-annual report for the Salomon Brothers Opportunity Fund Inc ("Fund"). In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE REVIEW

For the six months ended February 28, 2003, the Fund returned -12.89%. The Fund performed worse than its unmanaged benchmark the S&P 500 Index ("S&P 500"),i which returned -7.29% for the same period. It also underperformed its Lipper peer group of multi-cap value funds, which returned -8.63% for the same period.1

The Fund's underperformance versus its benchmark and peer group was due largely to its overweight positions in the banking and insurance industries, which experienced downward pressure during the period.

BEAR MARKET CONTINUED

Despite a somewhat stronger fourth-quarter performance, the S&P 500 declined 22.09% for the full year 2002 and declined 7.29% for the period.

To illustrate the magnitude of the bear market that we have experienced over the past three years, the S&P 500 declined 49.15% from the market's peak in March 2000 to its trough on October 9, 2002, which exceeded the sell-off reached during the 1973-1974 bear market. At the market's trough in October, the S&P 500 had reached a five-year low.

We feel that poor market returns were largely driven by a fear of deflation in the U.S. and exacerbating this concern was the possibility of an economic slowdown, catalyzed in part by the growing geopolitical uncertainty influencing business and consumer decision-making. As the period progressed, tensions rose in the Middle East, while North Korea raised the prospect of nuclear conflict and a general strike began in Venezuela. These appeared to have been just a few of the global events that raised the perceived risk of investing and exacerbated fears of an economic slow-down punctuated by deflation. The biggest and most prominent concern for many investors, the possibility of war with Iraq, heavily influenced markets going into 2003. While broad economic indicators gave mixed signals about the health and strength of the domestic economy, consumers kept the U.S. economy afloat through reasonably strong spending, driven largely by mortgage refinancing.


-----------------
1 Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the six-month period ended February 28, 2003, calculated among 511 funds in the multi-cap value fund category with reinvestment of dividends and capital gains, excluding sales charges.

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International markets have provided little refuge for investors because of problems in certain regions, particularly in Latin America and Japan, and the rising correlation of many non-U.S. stock markets with the U.S. market.

U.S. Treasury securities were a major beneficiary of the continued equity market fallout. The yield on the 10-year U.S. Treasury note fell to 3.60% in October of 2002, its lowest level in more than 40 years. (Yields fall when bond prices rise.)

FED TOOK ACTION

As 2002 drew to a close, it appears that corporate governance and accounting issues took a back seat to more fundamental concerns, including the strength of the economy and corporate earnings. Global policymakers recognized the challenge of providing supportive economic conditions and responded with a policy of low short-term interest rates, especially in the U.S. In November, the Federal Reserve ("Fed")ii made its only change of the calendar year, reducing the federal funds rateiii by half a percentage point to 1.25%, a 41-year low.

PORTFOLIO UPDATE

We did not see many compelling values in the equity markets, and while it is always difficult to spot market bottoms as they occur, we did not believe that a market bottom had yet been reached. Consequently, the Fund continued to hold a large position in cash equivalent short-term corporate securities throughout the period, which increased from approximately 25% of the Fund's portfolio at the start of the period, to approximately 28% of the portfolio by period's close. The Fund's relatively large cash position helped offset some of the continued decline in value seen in the portfolio's equity holdings. Some of the Fund's smaller, less consequential holdings were either reduced or eliminated during the period.

Positive contributors to performance included the Fund's cash position and holdings in POPULAR, INC., a financial services company with operations in Puerto Rico, the U.S., the Caribbean and Latin America. Negative contributors to performance during the period included holdings in THE CHUBB CORP. in the Insurance sector and THE BANK OF NEW YORK CO., INC.

OUTLOOK CAUTIOUS

Our outlook for the near-term remains cautious. Somewhat surprisingly, despite the broad three-year decline in the equity markets, we still do not see many stocks priced at what we consider to be compelling values. We expect geopolitical concerns and the global economic uncertainty they engender to continue for the foreseeable future. In response, we will continue to monitor the markets closely for opportunities to invest in appropriately priced equities as they arise.


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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Thank you for your investment in the Salomon Brothers Opportunity Fund Inc. We look forward to continuing to help you meet your investment objectives.


Sincerely,

/s/ Irving Brilliant
Irving Brilliant
Chairman

March 10, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 28, 2003 and are subject to change. Please refer to pages 6 through 8 for a list and percentage breakdown of the Fund's holdings.

-----------------
i The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

ii The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.



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RESULTS OF AN INVESTMENT IN SALOMON BROTHERS OPPORTUNITY FUND INC

Set forth below are average annual total return figures for the periods indicated and a graph showing the value of a hypothetical $10,000 investment made in Salomon Brothers Opportunity Fund Inc on February 28, 1993. The average annual total return figures and the information in the graph represent past performance; they reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in additional shares of the Fund. Investment return and share price of the Fund will fluctuate. Shares when redeemed may be worth more or less than original cost.

                           AVERAGE ANNUAL TOTAL RETURN
                                   (UNAUDITED)

The average annual total return over the periods indicated below shows the average annual percentage change in value of an investment in the Fund from the beginning of the measuring period to the end of the measuring period. When considering "average" total return for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Fund's average annual total return for the periods indicated was as follows:
Six-month period ended February 28, 2003......(12.89)%
One-year period ended February 28, 2003.......(20.23)%
Five-year period ended February 28, 2003.......(1.40)%
Ten-year period ended February 28, 2003.........8.60%

                    PERFORMANCE COMPARISON -- VALUEOF $10,000*
                         FEBRUARY 1993 -- FEBRUARY 2003
                                   (UNAUDITED)


                        Salomon Brothers
                          Opportunity               S&P 500
                           Fund Inc                 INDEX
                2/93        10000                   10000
                8/93        10712                   10605
                8/94        11398                   11184
                8/95        13798                   13579
                8/96        15367                   16121
                8/97        21588                   22671
                8/98        20867                   24512
                8/99        24320                   34269
                8/00        29285                   39855
                8/01        28358                   30139
                8/02        26188                   24719
                2/03        22812                   22917




* Past performance is not predictive of future results.

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Major Portfolio Changes (unaudited)
For the Six Months Ended February 28, 2003

ADDITIONS+

---------------------------------------------
Stocks                                 Shares
---------------------------------------------
Aegon N.V.........................    10,000
Murphy Oil Corp...................    32,000


REDUCTIONS+

-----------------------------------------------
Stocks                                Shares(1)
-----------------------------------------------
Amcast Industrial Corp............    20,700
Amerada Hess Corp.................     7,000
American International Group, Inc.    11,591
Arvin Meritor, Inc. ..............    15,000
BJ's Wholesale Club, Inc..........    11,000
Deltic Timber Corp................     6,000
Fremont General Corp. ............     5,980
Intel Corp. ......................     5,000
International Shipholding Corp....     9,500
TrenwickGroup Ltd. ...............    13,000


-----------------

+ Exclusive of changes resulting entirely from mergers, stock dividends and stock splits.
(1) Elimination.

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

Schedule of Investments (unaudited)
February 28, 2003

    SHARES                                 SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCK -- 71.4%
BANKS -- 12.0%
    497,976    The Bank of New York Co., Inc......................................   $ 11,343,893
    125,000    Popular, Inc. .....................................................      4,236,250
                                                                                     ------------
                                                                                       15,580,143
                                                                                     ------------
BASIC INDUSTRY -- 4.6%
      4,000    International Paper Co.............................................        140,120
      7,721    Monsanto Co........................................................        126,779
     15,000    National Processing Inc. (a).......................................        213,750
      8,077    Newmont Mining Corp. ..............................................        220,744
     13,000    NL Industries, Inc. (b)............................................        200,200
               Tecumseh Products Co.:
     40,100      Class A Shares ..................................................      1,784,450
     40,900      Class B Shares...................................................      1,728,025
    117,750    TRC Cos., Inc. (a)(b)..............................................      1,583,737
                                                                                     ------------
                                                                                        5,997,805
                                                                                     ------------
BIOTECHNOLOGY AND DRUGS -- 1.4%
     45,260    Pharmacia Corp. ...................................................      1,870,143
                                                                                     ------------

CONSTRUCTION -- 2.1%
     24,800    Ameron International Corp..........................................      1,238,760
     42,000    Lafarge North America Inc. ........................................      1,187,760
               Liberty Homes, Inc.:
     24,550      Class A Shares...................................................        100,410
     24,750      Class B Shares...................................................        139,714
                                                                                     ------------
                                                                                        2,666,644
                                                                                     ------------
CONSUMER GOODS -- 6.0%
     35,500    Alexander & Baldwin, Inc...........................................        881,820
     96,000    Fine Host Corp. (a)(c).............................................        816,000
    352,110    Koninklijke (Royal) Philips Electronics N.V., ADR .................      5,880,237
     10,000    The News Corp. Ltd., ADR ..........................................        209,000
                                                                                     ------------
                                                                                        7,787,057
                                                                                     ------------
ENERGY -- 11.2%

     21,888    Encana Corp........................................................        718,583
     64,000    Murphy Oil Corp. ..................................................      2,753,920
      6,800    Pogo Producing Co. ................................................        270,300
    260,000    Royal Dutch Petroleum Co., ADR.....................................     10,314,200
     10,000    Talisman Energy Inc................................................        401,200
                                                                                     ------------
                                                                                       14,458,203
                                                                                     ------------
FINANCE -- 3.8%
     50,000    Freddie Mac........................................................      2,732,500
     52,800    Leucadia National Corp.............................................      1,775,136
     10,000    Loews Corp.........................................................        437,100
                                                                                     ------------
                                                                                        4,944,736
                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

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

Schedule of Investments (unaudited) (continued)
February 28, 2003

    SHARES                                 SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------
HEALTHCARE -- 2.8%

     12,000    Health Net Inc. (a)................................................     $  301,320
     27,000    Humana Inc. (a)....................................................        264,600
     44,154    WellPoint Health Networks Inc., Class A Shares (a).................      3,002,914
                                                                                       ----------
                                                                                        3,568,834
                                                                                       ----------
INSURANCE - LIFE, ACCIDENT AND HEALTH -- 2.1%

     10,000    Aegon N.V..........................................................        105,500
    111,386    CNA Financial Corp. (a)............................................      2,560,764
                                                                                       ----------
                                                                                        2,666,264
                                                                                       ----------
INSURANCE - PROPERTY AND CASUALTY -- 10.8%
    240,000    The Chubb Corp. ...................................................     11,476,800
      3,000    Everest Reinsurance Group Ltd......................................        160,200
     40,000    Merchants Group, Inc...............................................        906,400
     50,000    Old Republic International Corp. ..................................      1,365,000
                                                                                       ----------
                                                                                       13,908,400
                                                                                       ----------
REAL ESTATE -- 8.1%
      8,000    Fairmont Hotels & Resorts Inc. ....................................        165,280
               Forest City Enterprises, Inc.:
    177,750      Class A Shares (b)...............................................      5,739,548
     99,150      Class B Shares, Convertible (d)..................................      3,172,800
      6,000    Harbor Global Co. Ltd..............................................         43,800
     32,500    Rayonier Inc. .....................................................      1,381,900
                                                                                       ----------
                                                                                       10,503,328
                                                                                       ----------
TECHNOLOGY -- 1.2%
     12,000    National Semiconductor Corp. (a)...................................        205,560
     18,234    Sabre Holdings Corp. (a)...........................................        301,955
      9,403    Tyco International Ltd. ...........................................        139,164
     25,000    Verizon Communications Inc.........................................        864,500
                                                                                       ----------
                                                                                        1,511,179
                                                                                       ----------
TRANSPORTATION -- 5.3%
     73,000    Airborne Inc. .....................................................      1,024,920
     79,200    AMR Corp. (a)(b)...................................................        185,328
     16,000    Canadian Pacific Ltd...............................................        334,080
      4,000    CNF Inc. ..........................................................        115,080
      8,000    CP Ships Ltd.......................................................        100,000
     70,100    General Dynamics Corp..............................................      4,154,126
     12,000    Lockheed Martin Corp...............................................        548,640
     23,600    Overseas Shipholding Group, Inc....................................        376,184
                                                                                       ----------
                                                                                        6,838,358
                                                                                       ----------
               TOTAL COMMON STOCK
               (Cost-- $27,713,293)...............................................     92,301,094
                                                                                       ----------
-------------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                           PAGE 7



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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Schedule of Investments (unaudited) (continued)
February 28, 2003

     FACE
    AMOUNT                                 SECURITY                                     VALUE
-------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.2%
BASIC INDUSTRY -- 0.2%

$   300,000    Pacific Gas & Electric Co., Series 93-G, 6.250% due 3/1/04
                 (Cost -- $284,954)................................................  $    297,750
                                                                                     ------------
               TOTAL LONG-TERM INVESTMENTS
               (Cost -- $27,998,247)...............................................    92,598,844
                                                                                     ------------

CORPORATE SHORT-TERM NOTES -- 28.4%

  4,850,000    Bemis Co. Inc., 1.330% due 3/3/03..................................      4,849,642
  4,850,000    Chevron Phillips Chemical Co. LLC, 1.350% due 3/5/03...............      4,849,272
  4,851,000    Gannett Co., Inc. 1.260% due 3/12/03...............................      4,849,132
  4,852,000    International Lease Finance Corp., 1.290% due 3/6/03...............      4,851,131
  4,850,000    International Paper Co., 1.330% due 3/11/03........................      4,848,208
  5,079,000    Sharp Electronics Corp., 1.260% due 3/6/03.........................      5,078,111
    632,000    Sherwin-Willams Co., 1.240% due 3/6/03.............................        631,891
  1,908,000    Viacom Inc., 1.330% due 3/6/03.....................................      1,907,648
  4,777,000    WellPoint Health Networks Inc., 1.410% due 3/4/03..................      4,776,439
                                                                                     ------------
               TOTAL CORPORATE SHORT-TERM NOTES
               (Cost --  $36,641,474).............................................     36,641,474
                                                                                     ------------
               TOTALINVESTMENTS -- 100%
               (Cost -- $64,639,721*).............................................   $129,240,318
                                                                                     ============

----------------
 (a)Non-income producing security.
 (b)All or a portion of this security is on loan (See Note 4).
 (c)Security is valued in accordance with fair valuation procedures.
 (d)Convertible into Forest City Enterprises Inc., Class A Shares.
  * Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviation used in this schedule:
    -----------------------------------
    ADR-- American Depository Receipt.

                                     SEE NOTES TO FINANCIAL STATEMENTS.


PAGE 8

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Statement of Assets and Liabilities (unaudited)
Febuary 28, 2003


  Investments, at value (Cost -- $27,998,247)...................................... $  92,598,844
  Corporate short-term notes, at amortized cost....................................    36,641,474
  Cash.............................................................................           660
  Collateral for securities on loan (Note 4).......................................     2,297,704
  Receivable for securities sold...................................................     1,145,475
  Dividends and interest receivable................................................        63,408
  Receivable for Fund shares sold..................................................           300
                                                                                    -------------
  TOTAL ASSETS.....................................................................   132,747,865
                                                                                    -------------

LIABILITIES:
  Payable for securities on loan (Note 4)..........................................     2,297,704
  Management fee payable...........................................................       100,999
  Payable for Fund shares purchased................................................        68,530
  Accrued expenses.................................................................        84,224
                                                                                    -------------
  TOTAL LIABILITIES................................................................     2,551,457
                                                                                    -------------
TOTAL NET ASSETS................................................................... $ 130,196,408
                                                                                    =============

NET ASSETS:
  Common stock ($0.01 par value, 15,000,000 shares authorized;
    3,707,864 shares outstanding)..................................................     $  37,079
  Capital paid in excess of par value..............................................    61,527,007
  Undistributed net investment income..............................................        57,649
  Accumulated net realized gain from security transactions.........................     3,974,076
  Net unrealized appreciation of investments.......................................    64,600,597
                                                                                    -------------
TOTAL NET ASSETS................................................................... $ 130,196,408
                                                                                    =============

Net Asset Value, Per Share ($130,196,408 / 3,707,864 shares).......................        $35.11
                                                                                           ======


                                 SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                           PAGE 9


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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Statement of Operations (unaudited)
For the Six Months Ended February 28, 2003

INVESTMENT INCOME:
  Dividends .......................................................................  $    864,230
  Interest.........................................................................       312,002
  Less: Foreign withholding tax....................................................        (6,345)
                                                                                     ------------
  TOTAL INVESTMENT INCOME..........................................................     1,169,887
                                                                                     ------------

EXPENSES:

  Management fee (Note 2)..........................................................       711,790
  Audit and tax services...........................................................        26,974
  Shareholder servicing fees.......................................................        14,834
  Registration fees................................................................        10,798
  Custody..........................................................................        10,333
  Legal............................................................................         6,540
  Shareholder communications.......................................................         6,429
  Directors' fees..................................................................         2,214
  Other............................................................................         3,740
                                                                                     ------------
  TOTAL EXPENSES...................................................................       793,652
                                                                                     ------------
NET INVESTMENT INCOME..............................................................       376,235
                                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
  Realized Gain From:
    Security transactions (excluding short-term securities)........................     5,017,214
    Foreign currency transactions..................................................           675
                                                                                     ------------
  NET REALIZED GAIN................................................................     5,017,889
                                                                                     ------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period............................................................    90,047,817
    End of period..................................................................    64,600,597
                                                                                     ------------
  DECREASE IN NET UNREALIZED APPRECIATION..........................................   (25,447,220)
                                                                                     ------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES.....................................   (20,429,331)
                                                                                     ------------
DECREASE IN NET ASSETS FROM OPERATIONS.............................................  $(20,053,096)
                                                                                     ============


                                     SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 10


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

Statements of Changes in Net Assets
For the Six Months Ended February 28, 2003 (unaudited) and the Year Ended August 31, 2002

                                                                       2003                   2002
------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income....................................         $    376,235          $  1,125,315
  Net realized gain........................................            5,017,889             4,289,766
  Decrease in net unrealized appreciation..................          (25,447,220)          (18,801,577)
                                                                    ------------          ------------
  DECREASE IN NET ASSETS FROM OPERATIONS...................          (20,053,096)          (13,386,496)
                                                                    ------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income....................................             (701,596)           (2,501,139)
  Net realized gains.......................................           (4,812,573)          (10,395,070)
                                                                    ------------          ------------
  DECREASE IN NET ASSETS FROM

    DISTRIBUTIONS TO SHAREHOLDERS..........................           (5,514,169)          (12,896,209)
                                                                    ------------          ------------

FUND SHARE TRANSACTIONS (NOTE 5):

  Net proceeds from sale of shares.........................            1,026,047             1,960,116
  Net asset value of shares issued for
    reinvestment of dividends..............................            3,492,308             9,207,194
  Cost of shares reacquired................................           (9,029,118)           (9,776,266)
                                                                    ------------          ------------
  INCREASE (DECREASE) IN NET ASSETS FROM

    FUND SHARE TRANSACTIONS................................           (4,510,763)            1,391,044
                                                                    ------------          ------------
DECREASE IN NET ASSETS.....................................          (30,078,028)          (24,891,661)

NET ASSETS:

  Beginning of period......................................          160,274,436           185,166,097
                                                                    ------------          ------------
  END OF PERIOD*...........................................         $130,196,408          $160,274,436
                                                                    ------------          ------------
* Includes undistributed net investment income of:.........              $57,649              $382,335
                                                                    ------------          ------------

                                     SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                               PAGE 11

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Notes to Financial Statements (unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Opportunity Fund Inc ("Fund") is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to achieve above average long-term capital appreciation. Current income is a secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

     (a) SECURITIES VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value.

     (b) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

     (c) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends from net investment income and distributions from net realized gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. Permanent book/tax differences are reclassified within the capital accounts based on their Federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.


PAGE 12

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Notes to Financial Statements (unaudited) (continued)

     (d) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At August 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     (e) OTHER. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest income is recognized when earned. Noncash dividend income is recorded based on market or fair value of property received. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

2.   MANAGEMENT FEE AND OTHER TRANSACTIONS

The Fund retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), to act as investment manager of the Fund, subject to the supervision by the Board of Directors of the Fund. The management fee is payable monthly at an annual rate of 1% of the Fund's average daily net assets.

Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM, another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, acts as the Fund's distributor.

Certain officers and/or directors of the Fund are also officers and/or directors of SBAM.

3.   PORTFOLIO ACTIVITY

During the six months ended February 28, 2003, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were as follows:

Purchases ......................................................... $    99,050
                                                                    ===========
Sales ............................................................. $ 8,007,955
                                                                    ===========

At February 28, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ..................................... $66,167,805
                                                                    ===========
Gross unrealized depreciation .....................................  (1,567,208)
                                                                    ===========
Net unrealized appreciation                                         $64,600,597
                                                                    ===========


                                                                         PAGE 13
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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Notes to Financial Statements (unaudited) (continued)

4.   LENDING OF PORTFOLIO SECURITIES

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At February 28, 2003, the Fund loaned securities having a market value of $2,171,583. The Fund received cash collateral amounting to $2,297,704 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the six months ended February 28, 2003 was $7,843.

5.   SHARES OF CAPITAL STOCK

At February 28, 2003, the Fund had 15,000,000 shares of capital stock authorized with a par value of $0.01 per share. Transactions in shares of the Fund were as follows:

                                                   SIX MONTHS ENDED                YEAR ENDED
                                                   FEBRUARY 28, 2003             AUGUST 31, 2002
                                              -------------------------     --------------------------
                                               SHARES         AMOUNT          SHARES          AMOUNT
                                              -------       -----------       -------      -----------
Shares sold................................    27,388       $ 1,026,047       43,495      $ 1,960,116
Shares issued on reinvestment..............    92,610         3,492,308      200,253        9,207,194
Shares reacquired..........................  (240,587)       (9,029,118)    (216,277)      (9,776,266)
                                              -------       -----------      -------       -----------
Net Increase (Decrease)....................  (120,589)      $(4,510,763)      27,471       $ 1,391,044
                                              -------       -----------      -------       -----------

PAGE 14

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Financial Highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

                                           2003(1)   2002      2001      2000      1999      1998
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD..... $41.86    $48.72    $55.98    $49.69    $47.36    $50.64
                                          ------    ------    ------    ------    ------    ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..................   0.11      0.28      0.69      0.82      0.76      0.46
  Net realized and unrealized gain (loss)  (5.41)    (3.74)    (2.23)     8.79      6.98     (1.95)
                                          ------    ------    ------    ------    ------    ------
Total Income (Loss) From Operations......  (5.30)    (3.46)    (1.54)     9.61      7.74     (1.49)
                                          ------    ------    ------    ------    ------    ------
LESS DISTRIBUTIONS FROM:
  Net investment income..................  (0.18)    (0.64)    (0.76)    (0.80)    (0.47)    (0.39)
  Net realized gains.....................  (1.27)    (2.76)    (4.96)    (2.52)    (4.94)    (1.40)
                                          ------    ------    ------    ------    ------    ------

Total Distributions......................  (1.45)    (3.40)    (5.72)    (3.32)    (5.41)    (1.79)
                                          ------    ------    ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD........... $35.11    $41.86    $48.72    $55.98    $49.69    $47.36
                                          ------    ------    ------    ------    ------    ------
TOTAL RETURN.............................  (12.9)%++  (7.7)%    (3.2)%    20.4%     16.5%     (3.3)%

NET ASSETS, END OF PERIOD (MILLIONS).....   $130      $160      $185      $212      $189      $177
RATIOS TO AVERAGE NET ASSETS:
  Expenses...............................   1.12%+    1.11%     1.10%     1.11%     1.14%     1.12%
  Net investment income..................   0.53+     0.64      1.30      1.65      1.55      0.83
PORTFOLIO TURNOVER RATE..................     0%*        1%        1%        3%        3%        3%


--------------
(1) For the six months ended February 28, 2003 (unaudited).

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

*   Amount represents less than 1%.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Directors

IRVING BRILLIANT

B. ALEXANDER GAGUINE

ROSALIND A. KOCHMAN

IRVING SONNENSCHEIN

Officers

IRVING BRILLIANT
      Chairman

GEORGE J. WILLIAMSON
      President

R. JAY GERKEN
      Executive Vice President

LEWIS E. DAIDONE
      Senior Vice President and
      Chief Administrative Officer

FRANCES M. GUGGINO
      Controller

CHRISTINA T. SYDOR
      Secretary


Salomon Brothers Opportunity Fund Inc

      125 Broad Street
      10th Floor, MF-2
      New York, New York 10004
      1-888-777-0102, toll free


INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      399 ParkAvenue
      New York, New York 10022

DISTRIBUTOR
      Citigroup Global Markets Inc.
      388 Greenwich Street
      New York, New York 10013

CUSTODIAN
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
      Citicorp Trust Bank, fsb.
      125 Broad Street
      11th Floor
      New York, New York 10004

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017-3909

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Salomon Brothers Opportunity Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


PAGE 16

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PFPC Global Fund Services
P.O. Box 9764
Providence, Rhode Island 02940-9764

                 Salomon Brothers
                 Opportunity Fund Inc



                 Semi-Annual Report

                 FEBRUARY 28, 2003

                 ---------------------------------
                 Salomon Brothers Asset Management
                 ---------------------------------

  First Class
  U.S. Postage
     Paid
North Reading, MA
 Permit No. 105


OPSEMI 2/03
     03-4645